UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2007

TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On July 25, 2007 Terra Industries Inc. announced that its board of directors elected the following three officers of the Company, effective August 1, 2007:

Francis G. Meyer, 55, currently Senior Vice President and Chief Financial Officer, was elected to the position of Executive Vice President. Further, Mr. Meyer announced his plans to retire from the Company during the first half of 2008, after having served the Company in various financial related positions since 1982, and having served as Chief Financial Officer since 1993.

Daniel D. Greenwell, 44, currently Vice President and Controller since April 2005, was elected to the position of Senior Vice President and Chief Financial Officer. Before joining the Company, Mr. Greenwell was Corporate Controller of Belden, Inc., the global wire and cable manufacturer and distributor, from July 2001 until March 2005. From 1996 to 2001, Mr. Greenwell served as Chief Financial Officer and Secretary of Zoltek Companies, Inc., an international publicly held carbon fiber manufacturer. Mr. Greenwell served as Controller of Sigma Chemical Company, an international specialty research chemical manufacturer from 1992 to 1996. Prior to his role at Sigma, he was a Senior Manager with KPMG, an international accounting firm. Mr. Greenwell, a Certified Public Accountant, holds a B.S. degree in accounting from Truman State University.

Brian K. Frantum, 38, currently Assistant Controller, was elected to the position of Vice President and Controller. Mr. Frantum, a Certified Public Accountant, earned a B.S. degree in Accounting from Montana State University-Billings in 1999, and spent the first seven years of his career in public accounting, including four years with KPMG. Mr. Frantum joined the Company in 2005 as Assistant Controller and has served in that capacity since. In his new capacity, Mr. Frantum will be offered an Employment Severance Agreement substantially identical to those provided other senior officers, except that the term will be two (2) years so as to be coterminous with other senior officer agreements. For a description of the Employment Severance Agreement, see Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 5, 2006.

A copy of the press release issued on July 25, 2006 is furnished herewith as Exhibit 99.1 to this Current Report on Form 8‑K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit

99.1	Press Release issued July 25, 2007, announcing senior management changes and the planned retirement of Francis G. Meyer, Terra’s Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ John W. Huey
John W. Huey
Vice President, General Counsel and Corporate Secretary

Date: July 31, 2007

EXHIBIT INDEX

99.1	Press Release issued July 25, 2007, announcing senior management changes and the planned retirement of Francis G. Meyer, Terra’s Senior Vice President and Chief Financial Officer.